SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2004

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-00368 (Commission File Number)	41-0462685 (I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN (Address of principal executive offices)	56538-0496 (Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780

(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure
Signature
EXHIBIT INDEX
Press Release

Item 9. Regulation FD Disclosure

     On July 12, 2004 Otter Tail Corporation issued a press release announcing that a non-binding letter of intent has been signed and negotiations are underway for the purchase of Idaho Pacific Holdings. A copy of this press release is furnished herewith as Exhibit 99.1.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 13, 2004	OTTER TAIL CORPORATION
	By	/s/ Kevin G. Moug Kevin G. Moug Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated July 12, 2004

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